                                                                    EXHIBIT 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                 Settlement Date                     10/31/2003
                                 Determination Date                  11/12/2003
                                 Distribution Date                   11/17/2003


I.      All Payments on the Contracts                                                                                  4,168,624.53
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              144,335.21
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                         65,529.07
VI.     Distribution from the Reserve Account                                                                            189,942.70
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                                7,304.65
VIII.   Transfers to the Pay-Ahead Account                                                                               (12,889.11)

IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                                0.00
X.      Deposit in error                                                                                                       0.00
Total available amount in Collection Account
                                                                                                                      $4,562,847.05
                                                                                                                       ============

DISTRIBUTION AMOUNTS                                            Cost per $1000
----------------------------------------------                  --------------

1.    (a) Class A-1 Note Interest Distribution                                               0.00
      (b) Class A-1 Note Principal Distribution                                              0.00
             Aggregate Class A-1 Note Distribution                0.00000000                                        0.00

2.    (a) Class A-2 Note Interest Distribution                                               0.00
      (b) Class A-2 Note Principal Distribution                                              0.00
            Aggregate Class A-2 Note Distribution                 0.00000000                                        0.00

3.    (a) Class A-3 Note Interest Distribution                                               0.00
      (b) Class A-3 Note Principal Distribution                                              0.00
            Aggregate Class A-3 Note Distribution                 0.00000000                                        0.00

4.    (a) Class A-4 Note Interest Distribution                                               0.00
      (b) Class A-4 Note Principal Distribution                                              0.00
           Aggregate Class A-4 Note Distribution                  0.00000000                                        0.00

5.    (a) Class A-5 Note Interest Distribution                                               0.00
      (b) Class A-5 Note Principal Distribution                                              0.00
            Aggregate Class A-5 Note Distribution                 0.00000000                                        0.00

6.    (a) Class A-6 Note Interest Distribution                                               0.00
      (b) Class A-6 Note Principal Distribution                                              0.00
            Aggregate Class A-6 Note Distribution                 0.00000000                                        0.00

7.    (a) Class A-7 Note Interest Distribution                                               0.00
      (b) Class A-7 Note Principal Distribution                                              0.00
            Aggregate Class A-7 Note Distribution                 0.00000000                                        0.00

8.    (a) Class A-8 Note Interest Distribution                                               0.00
      (b) Class A-8 Note Principal Distribution                                              0.00
            Aggregate Class A-8 Note Distribution                 0.00000000                                        0.00

9.    (a) Class A-9 Note Interest Distribution                                               0.00
      (b) Class A-9 Note Principal Distribution                                              0.00
            Aggregate Class A-9 Note Distribution                 0.00000000                                        0.00

10.   (a) Class A-10 Note Interest Distribution                                        294,426.91
      (b) Class A-10 Note Principal Distribution                                     3,890,014.94
            Aggregate Class A-10 Note Distribution               64.37602839                                4,184,441.85

11.   (a) Class B Certificate Interest Distribution                                    244,679.31
      (b) Class B Certificate Principal Distribution                                         0.00
            Aggregate Class B Certificate Distribution            5.45000000                                  244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                               41,816.80
       (b)  Reimbursement of prior Monthly Advances                                     91,909.10
               Total Servicer Payment                                                                         133,725.90

13.  Deposits to the Reserve Account                                                                                0.00

Total Distribution Amount                                                                                  $4,562,847.05
                                                                                                           =============
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                                  Page 1 of 4


Reserve Account distributions:
----------------------------------------------

  (a) Amounts to the Sellers (Chase USA) from Excess Collections                                         0.00
  (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                              0.00
  (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                    0.00
  (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                         0.00
                   Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                               $0.00
                                                                                                                              =====


                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                     0.00
        (b) Class A-2 Notes    @              5.852%                                                     0.00
        (c) Class A-3 Notes    @              5.919%                                                     0.00
        (d) Class A-4 Notes    @              6.020%                                                     0.00
        (e) Class A-5 Notes    @              6.050%                                                     0.00
        (f) Class A-6 Notes    @              6.130%                                                     0.00
        (g) Class A-7 Notes    @              6.140%                                                     0.00
        (h) Class A-8 Notes    @              6.230%                                                     0.00
        (i) Class A-9 Notes    @              6.320%                                                     0.00
        (j) Class A-10 Notes   @              6.370%                                               294,426.91
                     Aggregate Interest on Notes                                                                         294,426.91
        (k) Class B Certificates @            6.540%                                                                     244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                              0.00
        (b) Class A-2 Notes                                                                              0.00
        (c) Class A-3 Notes                                                                              0.00
        (d) Class A-4 Notes                                                                              0.00
        (e) Class A-5 Notes                                                                              0.00
        (f) Class A-6 Notes                                                                              0.00
        (g) Class A-7 Notes                                                                              0.00
        (h) Class A-8 Notes                                                                              0.00
        (i) Class A-9 Notes                                                                              0.00
        (j) Class A-10 Notes                                                                             0.00
        (k) Class B Certificates                                                                         0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                         0.00000000           0.00
        (b) Class A-2 Notes                                                         0.00000000           0.00
        (c) Class A-3 Notes                                                         0.00000000           0.00
        (d) Class A-4 Notes                                                         0.00000000           0.00
        (e) Class A-5 Notes                                                         0.00000000           0.00
        (f) Class A-6 Notes                                                         0.00000000           0.00
        (g) Class A-7 Notes                                                         0.00000000           0.00
        (h) Class A-8 Notes                                                         0.00000000           0.00
        (i) Class A-9 Notes                                                         0.00000000           0.00
        (j) Class A-10 Notes                                                        4.52964469     294,426.91
                     Total Aggregate Interest on Notes                                                                   294,426.91
        (k) Class B Certificates                                                    5.45000000                           244,679.31

                  PRINCIPAL
----------------------------------------------
                                                                                 No. of Contracts
                                                                                 ----------------
1.   Amount of Stated Principal Collected                                                          1,504,209.16
2.   Amount of Principal Prepayment Collected                                         140          1,899,333.87
3.   Amount of Liquidated Contract                                                     19            486,471.91
4.   Amount of Repurchased Contract                                                     0                  0.00

       Total Formula Principal Distribution Amount                                                                     3,890,014.94

5. Principal Balance before giving effect to Principal Distribution                                     Pool Factor
        (a) Class A-1 Notes                                                                              0.0000000            0.00
        (b) Class A-2 Notes                                                                              0.0000000            0.00
        (c) Class A-3 Notes                                                                              0.0000000            0.00
        (d) Class A-4 Notes                                                                              0.0000000            0.00
        (e) Class A-5 Notes                                                                              0.0000000            0.00
        (f) Class A-6 Notes                                                                              0.0000000            0.00
        (g) Class A-7 Notes                                                                              0.0000000            0.00
        (h) Class A-8 Notes                                                                              0.0000000            0.00
        (i) Class A-9 Notes                                                                              0.0000000            0.00
        (j) Class A-10 Notes                                                                             0.8533083   55,465,037.08
        (k) Class B Certificates                                                                         1.0000000   44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7. Principal Distribution                                                       Cost per $1000
                                                                                --------------
        (a) Class A-1 Notes                                                        0.00000000                                0.00
        (b) Class A-2 Notes                                                        0.00000000                                0.00
        (c) Class A-3 Notes                                                        0.00000000                                0.00
        (d) Class A-4 Notes                                                        0.00000000                                0.00
        (e) Class A-5 Notes                                                        0.00000000                                0.00
        (f) Class A-6 Notes                                                        0.00000000                                0.00
        (g) Class A-7 Notes                                                        0.00000000                                0.00
        (h) Class A-8 Notes                                                        0.00000000                                0.00
        (i) Class A-9 Notes                                                        0.00000000                                0.00
        (j) Class A-10 Notes                                                      59.84638369                        3,890,014.94
        (k) Class B Certificates                                                   0.00000000                                0.00

8. Principal Balance after giving effect to Principal Distribution                               Pool Factor
        (a) Class A-1 Notes                                                                       0.0000000                  0.00
        (b) Class A-2 Notes                                                                       0.0000000                  0.00
        (c) Class A-3 Notes                                                                       0.0000000                  0.00
        (d) Class A-4 Notes                                                                       0.0000000                  0.00
        (e) Class A-5 Notes                                                                       0.0000000                  0.00
        (f) Class A-6 Notes                                                                       0.0000000                  0.00
        (g) Class A-7 Notes                                                                       0.0000000                  0.00
        (h) Class A-8 Notes                                                                       0.0000000                  0.00
        (i) Class A-9 Notes                                                                       0.0000000                  0.00
        (j) Class A-10 Notes                                                                      0.7934619         51,575,022.14
        (k) Class B Certificates                                                                  1.0000000         44,895,285.54

                  POOL DATA
----------------------------------------------                                                         Aggregate
                                                                                No. of Contracts   Principal Balance
                                                                                ----------------   -----------------
1.   Pool Stated Principal Balance as of                    10/31/2003               4,545           96,470,307.68

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                            60            1,535,878.68       1.592%
              (b) 60-89 Days                                                            24              375,879.85       0.390%
              (c) 90-119 Days                                                            7              326,831.75       0.339%
              (d) 120 Days +                                                            34              982,578.48       1.019%


3.   Contracts Repossessed during the Due Period                                         4              142,222.75

4.   Current Repossession Inventory                                                      9              263,689.92

5.        Aggregate Net Losses for the preceding Collection Period
     (a)  Aggregate Principal Balance of Liquidated Receivables                         19              486,471.91
     (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        144,335.21
                                                                                                      ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    342,136.70

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,947,752.48

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,350                            21,048,031.03

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.169%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                68.782

                                  Page 3 of 4
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


              TRIGGER ANALYSIS
----------------------------------------------

1.   (a) Average Delinquency Percentage                                         2.138%
     (b) Delinquency Percentage Trigger in effect ?                                       YES

2.   (a)  Average Net Loss Ratio                                                0.054%
     (b)  Net Loss Ratio Trigger in effect ?                                              NO
     (c)  Net Loss Ratio (using ending Pool Balance)                            0.205%

3.   (a) Servicer Replacement Percentage                                        0.194%
     (b) Servicer Replacement Trigger in effect ?                                         NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                             41,816.80

2.   Servicer Advances                                                                                                  65,529.07

3.   (a)  Opening Balance of the Reserve Account                                                                     8,973,333.63
     (b)  Deposits to the Reserve Account                                                               0.00
     (c)  Investment Earnings in the Reserve Account                                                4,467.49
     (d)  Distribution from the Reserve Account                                                  (189,942.70)
     (e)  Ending Balance of the Reserve Account                                                                      8,787,858.42

4.   Specified Reserve Account Balance                                                                               8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                     105,003.58
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                            12,889.11
     (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (7,304.65)
     (e)  Ending Balance in the Pay-Ahead Account                                                                      110,588.04



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